3Q20 Financial Results October 13, 2020

3Q20 Financial highlights ROTCE1 CET1 capital ratios2 Net payout LTM3 19% Std. 13.0%; Adv. 13.8% 97% 3Q20 net income of $9.4B and EPS of $2.92 Managed revenue of $29.9B4,5 Expense of $16.9B5 and managed overhead ratio of 56%4 Balance sheet Loans6,7: average loans of $991B up 1% YoY and down 4% QoQ Deposits: average deposits of $2.0T up 30% YoY and 5% QoQ Basel III CET1 capital of $198B2 Standardized CET1 capital ratio of 13.0%2; Advanced CET1 capital ratio of 13.8%2 Capital returned to shareholders Common dividend of $2.8B or $0.90 per share No repurchases in 3Q20; extended suspension of repurchases at least through the end of 4Q208 Significant items ($mm, excluding EPS) Pretax Net income EPS Firmwide legal expense ($524) ($525) ($0.17) 1 See note 2 on slide 12 2 slide 12 3 4 See note 1 on slide 12 1 5 See note 10 on slide 12 6 7 See note 11 on slide 12 8 See note 8 on slide 12

3Q20 Financial results1 $B, except per share data $ O/(U) 3Q20 2Q20 3Q19 Net interest income $13.1 ($0.8) ($1.2) Noninterest revenue2 16.8 (3.0) 1.2 1,2 Managed revenue $B 3Q20 2Q20 3Q19 29.9 (3.9) (0.1) 2 Net charge-offs $1.2 $1.6 $1.4 Expense Reserve build/(release) (0.6) 8.9 0.1 16.9 (0.1) 0.5 Credit costsCredit costs $0.6 $10.5 $1.5 0.6 (9.9) (0.9) Reported net income3Q20 Tax rate $9.4 $4.8 $0.4 Effective rate: 19.0% Net income applicable to common stockholdersManaged rate: 24.2%1,6 $9.0 $4.8 $0.4 Reported EPS $2.92 $1.54 $0.24 ROE3 3Q20 ROE O/H ratio 15% 7% 15% CCB 29% 53% ROTCE3,4 CIB 21% 50% 19 9 18 1,3 CB 19% 42% AWM 32% 70% 56 50 55 Memo: Adjusted expense 5 $16.4 ($0.5) ($0.0) Memo: Adjusted overhead ratio 1,3,5 55% 50% 55% Note: Totals may not sum due to rounding 1 See note 1 on slide 12 2 See note 10 on slide 12 2 3 Actual numbers f or all periods, not ov er/(under) 4 See note 2 on slide 12 5 See note 3 on slide 12 6 Ref lects f ully taxable-

3Q20 Reserves Allowance for credit losses ($B)1 CECL adoption 1H20 3Q20 12/31/2019 impact Build/(release)6/30/2020 Build/(release) 9/30/2020 Consumer Card $5.7 $5.5 $6.7 $17.8 $0.0 $17.8 Home Lending 1.9 0.1 1.2 3.2 (0.3) 2.9 Other Consumer2 0.7 0.3 0.9 1.9 (0.1) 1.8 Total Consumer 8.3 5.9 8.8 22.9 (0.4) 22.5 Wholesale2 6.0 (1.6) 7.0 11.4 (0.3) 11.1 Securities N/A 0.0 0.0 0.0 0.1 0.1 Firmwide $14.3 $4.3 $15.7 $34.3 ($0.6) $33.8 U.S. unemployment rate3 U.S. real GDP cumulative change4 Base Case Outlook at: 4Q20 2Q21 4Q21 Base Case Outlook at: 4Q20 2Q21 4Q21 1Q20 6.6% 5.5% 4.6% 1Q20 (5.4%) (2.3%) 0.3% 2Q20 10.9% 9.0% 7.7% 2Q20 (6.2%) (4.0%) (3.0%) 3Q20 9.5% 8.5% 7.3% 3Q20 (5.4%) (3.7%) (2.4%) Note: Totals may not sum due to rounding 1 See note 5 on slide 12 2 -rated Business Banking and 3 Auto dealer portf olios that hav e been reclassif ied to the Wholesale portf olio 3 Quarterly av erage 4 Cumulativ e % change f rom 4Q19

Update on payment deferrals Consumer loans with payment deferral ($mm) 6/30/2020 9/30/2020 % of accounts Loan balance Loan balance % of who exited with payment with payment loan class payment deferral deferral deferral balance1 and are current2 Residential real estate (including third-party loans serviced)3 $54,532 $28,516 4.4% 91% Residential real estate (retained) 3 20,548 11,458 5.0 88 Auto and other4 3,357 457 0.6 95 Credit card 4,384 368 0.3 91 Total consumer $62,273 $29,341 3.4% 92% Note: Totals may not sum due to rounding 1 Represents the unpaid principal balance of loans with pay ment def erral, div ided by the total unpaid principal balance of the respectiv e loan classes loans 4 2 Includes accounts less than 30 day s past due 3 Includes residential real estate loans held in CCB, AWM and Corporate 4 Excludes risk-rated business banking and auto dealer loans held in CCB and auto operating lease assets that were still with pay ment def erral as of the reporting date

Fortress balance sheet $B, except per share data 3Q20 2Q20 3Q19 Risk-based capital metrics1 CET1 capital $198 $191 $188 Basel III Standardized CET1 capital ratio 13.0% 12.4% 12.3% Risk-weighted assets $1,517 $1,541 $1,528 Basel III Advanced CET1 capital ratio 13.8% 13.2% 13.1% Risk-weighted assets $1,431 $1,451 $1,436 2 Leverage-based capital metrics 3Q20 Firm SLR excluding Firm SLR temporary relief 2: 5.8% 7.0% 6.8% 6.3% Total leverage exposure $3,247 $3,228 $3,405 Liquidity sources3 HQLA and unencumbered marketable securities $1,330 $1,257 $849 Balance sheet metrics Total assets (EOP) $3,246 $3,214 4 $2,765 Tangible book value per share5 $63.93 $61.76 $60.48 1 Estimated f or the current period. See note 6 on slide 12 2 SLR includes temporary exclusions of U.S. Treasury securities and deposits at Federal Reserv e Banks 5 3 Estimated f or the current period. See note 7 on slide 12 4 Prior-period amounts hav e been rev ised to conf orm with the current presentation 5 See note 2 on slide 12

Consumer & Community Banking[1]

$mm

	3Q20	$ O/(U) 2Q20	$ O/(U) 3Q19
Revenue[2]	$12,755	$538	($1,203)
Consumer & Business Banking	5,557	450	(1,225)
Home Lending	1,714	27	249
Card & Auto[2]	5,484	61	(227)
Expense[2]	6,770	144	(255)
Credit costs	794	(5,034)	(517)
Net charge-offs (NCOs)	1,094	(184)	(167)
Change in allowance	(300)	(4,850)	(350)
Net income	$3,873	$4,049	($372)

Financial performance

- Net income of $3.9B, down 9% YoY
- Revenue of $12.8B, down 9% YoY
- Expense of $6.8B, down 4% YoY, predominantly driven by lower marketing investments
- Credit costs of $794mm, down $517mm YoY
  - $300mm reserve release in Home Lending due to portfolio run-off vs. $50mm net reserve build for CCB in 3Q19
  - Net charge-offs were down $167mm YoY, predominantly driven by Card

Key drivers/statistics ($B)[3]

	3Q20	2Q20	3Q19
Equity	$52.0	$52.0	$52.0
ROE	29%	(2)%	31%
Overhead ratio	53	54	50
Average loans[4]	$440.0	$443.4	$472.2
Average deposits	887.1	832.0	693.9
Active mobile customers (mm)	40.1	39.0	36.5
Debit & credit card sales volume	$278.2	$237.6	$282.2

- Average loans down 7% YoY
- Average deposits up 28% YoY
- Active mobile customers up 10% YoY
- Client investment assets up 11% YoY
- Credit card sales volume down 8% YoY

Key drivers/statistics ($B) – detail by business

	3Q20	2Q20	3Q19
Consumer & Business Banking			
Business Banking average loans[5]	$44.4	$38.7	$24.2
Business Banking loan originations[6]	1.4	23.0	1.6
Client investment assets (EOP)	376.1	356.1	337.9
Deposit margin	1.43%	1.52%	2.47%
Home Lending			
Average loans[4]	$192.2	$199.5	$226.1
Loan originations[7]	29.0	24.2	32.4
EOP total loans serviced	654.0	683.7	774.8
Net charge-off/(recovery) rate	0.02%	(0.01)%	(0.08)%
Card & Auto			
Card average loans	$140.4	$142.4	$158.2
Auto average loans and leased assets	82.0	82.9	83.1
Auto loan and lease originations	11.4	7.7	9.1
Card net charge-off rate	2.92%	3.33%	2.95%
Credit Card net revenue rate[2]	10.96	11.02	10.40
Credit Card sales volume[8]	$178.1	$148.5	$193.6

[1] See notes 1 and 9 on slide 12
[2] See note 10 on slide 12
For additional footnotes see slide 13

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm

	3Q20	$ O/(U) 2Q20	$ O/(U) 3Q19
Revenue	$11,503	($4,849)	$1,981
Investment Banking revenue	2,087	(1,314)	216
Wholesale Payments	1,289	(67)	(72)
Lending	333	63	80
Total Banking	3,709	(1,318)	224
Fixed Income Markets	4,597	(2,741)	1,040
Equity Markets	1,999	(381)	482
Securities Services	1,029	(68)	(5)
Credit Adjustments & Other	169	(341)	240
Total Markets & Securities Services	7,794	(3,531)	1,757
Expense	5,797	(967)	293
Credit costs	(81)	(2,068)	(173)
Net income	$4,304	($1,160)	$1,473

Key drivers/statistics ($B)[2]

	3Q20	2Q20	3Q19
Equity	$80.0	$80.0	$80.0
ROE	21%	27%	13%
Overhead ratio	50	41	58
Comp/revenue	23	24	30
IB fees ($mm)	$2,165	$2,847	$1,981
Average loans[3]	161.4	187.6	151.6
Average client deposits[4]	635.0	607.9	471.3
Merchant processing volume ($B)[5]	406.1	371.9	380.5
Assets under custody ($T)	28.6	27.4	25.7
ALL/EOP loans ex-conduits and trade[6]	3.15%	2.87%[7]	1.33%
Net charge-off/(recovery) rate[6]	0.07	0.53	0.13
Average VaR ($mm)[8]	$90	$127	$38

[1] See notes 1 and 9 on slide 12
For additional footnotes see slide 13

Financial performance

- Net income of $4.3B, up 52% YoY; revenue of $11.5B, up 21%
- Banking revenue
  - IB revenue of $2.1B, up 12% YoY
    - IB fees, up 9%, reflecting higher equity and debt underwriting fees, partially offset by lower advisory fees
      - Ranked #1 in Global IB fees for YTD 2020
  - Wholesale Payments revenue of $1.3B, down 5% YoY
  - Lending revenue was $333mm, up 32% YoY
- Markets & Securities Services revenue
  - Markets revenue of $6.6B, up 30% YoY
    - Fixed Income Markets revenue was $4.6B, up 29% YoY, driven by strong performance across products, particularly in Commodities, Credit and Securitized Products
    - Equity Markets revenue of $2.0B, up 32% YoY, driven by strong performance across products
  - Securities Services revenue of $1.0B, flat YoY
- Expense of $5.8B, up 5% YoY, predominantly driven by higher legal expense, partially offset by lower structural expense as well as lower volume- and revenue-related expense

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm

	3Q20	$ O/(U) 2Q20	$ O/(U) 3Q19
Revenue	$2,285	($107)	$11
Middle Market Banking	877	11	(48)
Corporate Client Banking	807	(52)	40
Commercial Real Estate Banking	576	10	29
Other	25	(76)	(10)
Expense	966	67	26
Credit costs	(147)	(2,578)	(214)
Net income	$1,088	$1,779	$145

Key drivers/statistics ($B)[2]

	3Q20	2Q20	3Q19
Equity	$22.0	$22.0	$22.0
ROE	19%	(14)%	16%
Overhead ratio	42	38	41
Gross IB revenue ($mm)	$840	$851	$700
Average loans[3]	218.1	233.5	208.2
Average client deposits	248.3	237.0	172.7
Allowance for loan losses	4.5	4.7[4]	2.8
Nonaccrual loans	1.6	1.4	0.7
Net charge-off/(recovery) rate[5]	0.11%	0.14%	0.09%
ALL/loans[5]	2.08	2.12[4]	1.32

Financial performance

- Net income of $1.1B, up 15% YoY
- Revenue of $2.3B, flat YoY
  - Net interest income of $1.5B, down 5% YoY, driven by lower deposit margin, predominantly offset by higher deposit balances and lending revenue
  - Gross IB revenue of $840mm, up 20% YoY, driven by higher debt and equity underwriting activity
- Expense of $966mm, up 3% YoY
- Credit costs net benefit of $147mm
  - Net charge-offs were $60mm
- Average loans of $218B, up 5% YoY
  - C&I[6] up 8% YoY and down 12% QoQ; the QoQ decrease was driven by reduced revolving credit utilization
  - CRE[6] up 2% YoY and down 1% QoQ
- Average deposits of $248B, up 44% YoY as client balances remain elevated

[1] See notes 1 and 9 on slide 12
For additional footnotes see slide 13

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JPMORGAN CHASE & CO.

Asset & Wealth Management1 $mm Financial performance $ O/(U) Net income of $877mm, up 31% YoY 3Q20 2Q20 3Q19 Revenue of $3.7B, up 5% YoY Revenue $3,737 $127 $169 Asset Management 1,924 144 108 Higher deposit and loan balances, along with higher Wealth Management 1,813 (17) 61 management fees and brokerage activity, were largely offset Expense 2,623 117 1 by deposit margin compression Credit costs (51) (274) (95) Net income $877 $219 $209 Expense of $2.6B, flat YoY Credit costs net benefit of $51mm, driven by reserve releases Key drivers/statistics ($B)2 AUM of $2.6T and client assets of $3.5T, were up 16% and 15% Equity $10.5 $10.5 $10.5 respectively, driven by cumulative net inflows into liquidity and ROE 32% 24% 24% long-term products as well as higher market levels Pretax margin 31 24 25 Net inflows of $34B into long-term products and outflows of Assets under management ("AUM") $2,595 $2,511 $2,246 $33B from liquidity products in the quarter Client assets 3,512 3,370 3,061 Average loans 170.1 163.4 150.5 Average loans of $170B, up 13% YoY Average deposits 171.0 168.6 138.8 Average deposits of $171B, up 23% YoY 1 See note 1 on slide 12 2 Actual numbers f or all periods, not ov er/(under) 9

Corporate1 $mm Financial performance $ O/(U) Revenue 3Q20 2Q20 3Q19 Net revenue was a loss of $339mm, down $1.0B YoY, driven by Revenue ($339) $415 ($1,031) lower net interest income, largely on lower rates, including the Expense 719 572 438 Credit costs 96 92 96 impact of faster prepayments on mortgage-backed securities Net income/(loss) ($699) ($131) ($1,092) The current quarter included $466mm of net investment securities gains The prior year included ~$330mm of income related to loan sales in Home Lending Expense Expense of $719mm, up $438mm YoY, predominantly driven by an impairment on a legacy investment 1 See note 1 on slide 12 10

Outlook1 Firmwide Expect FY2020 net interest income to be ~$55B, market dependent Expect FY2020 adjusted expense of ~$66B 1 See notes 1 and 3 on slide 12 11

Notes

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm's results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a "managed" basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm's definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent ("FTE") basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm's results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement

2. Tangible common equity ("TCE"), return on tangible common equity ("ROTCE") and tangible book value per share ("TBVPS"), are each non-GAAP financial measures. TCE represents the Firm's common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders' equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm's net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm's TCE at period-end divided by common shares at period-end. Book value per share was $79.08, $76.91 and $75.24 at September 30, 2020, June 30, 2020 and September 30, 2019, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm's use of equity

3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $524mm, $118mm and $10mm for the three months ended September 30, 2020, June 30, 2020 and September 30, 2019, respectively. The adjusted overhead ratio measures the Firm's adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm's performance

4. Corporate & Investment Bank ("CIB") calculates the ratio of the allowance for loan losses to end-of-period loans ("ALL/EOP") excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB's allowance coverage ratio

Additional notes

5. Effective January 1, 2020, the Firm adopted the Financial Instruments - Credit Losses ("CECL") accounting guidance. Refer to Note 1 – Basis of Presentation on pages 98-99 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for further information

6. Reflects the relief provided by the Federal Reserve Board (the "Federal Reserve") in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2020 and June 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $6.4B and $6.5B, respectively. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm's 2019 Form 10-K for additional information on the Firm's capital metrics

7. High-quality liquid assets ("HQLA") represent the average amount of unencumbered liquid assets that qualify for inclusion in the liquidity coverage ratio ("LCR"), and excludes excess HQLA at JPMorgan Chase Bank, N.A. that are not transferable to non-bank affiliates. Unencumbered marketable securities, such as equity securities and fixed income debt securities, include HQLA-eligible securities which are included as part of the excess liquidity at JPMorgan Chase Bank, N.A. that are not transferable to non-bank affiliates. Does not include borrowing capacity at Federal Home Loan Banks ("FHLB") and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 55-59 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for additional information

8. On September 30, 2020, the Federal Reserve extended its requirement for large banks to suspend net share repurchases through the end of the fourth quarter of 2020. For further information, see page 10 of the Earnings Release Financial Supplement

9. In the first quarter of 2020, the Firm began reporting a Wholesale Payments business unit within CIB following a realignment of the Firm's wholesale payments businesses. The Wholesale Payments business comprises:
   - Merchant Services, which was realigned from CCB to CIB
   - Treasury Services and Trade Finance in CIB. Trade Finance was previously reported in Lending in CIB

   In connection with the alignment of Wholesale Payments, the assets, liabilities and headcount associated with the Merchant Services business were realigned to CIB from CCB, and the revenue and expenses of the Merchant Services business is reported across CCB, CIB and CB based primarily on client relationships. Prior periods have been revised to reflect this realignment and revised allocation methodology

10. In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation

11. In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation

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JPMORGAN CHASE & CO.

Notes

Additional notes on slide 6 – Consumer & Community Banking

3. Actual numbers for all periods, not over/(under)
4. See note 11 on slide 12
5. Includes the impact of loans originated under the PPP. For further information, see page 12 of the Earnings Release Financial Supplement
6. Included $396mm and $21.5B of origination volume under the PPP for the three months ended September 30, 2020 and June 30, 2020, respectively
7. Firmwide mortgage origination volume was $36.2B, $28.3B and $35.8B for the three months ended September 30, 2020, June 30, 2020 and September 30, 2019, respectively
8. Excludes Commercial Card

Additional notes on slide 7 – Corporate & Investment Bank

2. Actual numbers for all periods, not over/(under)
3. See note 11 on slide 12
4. Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses
5. Represents total merchant processing volume across CIB, CCB and CB
6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 2.26%, 2.16% and 0.99% at September 30, 2020, June 30, 2020 and September 30, 2019, respectively. See note 4 on slide 12
7. Prior-period amounts have been revised to conform with the current presentation
8. Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm's own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $15mm and $(11)mm, CIB Trading VaR $11mm and $(11)mm and CIB VaR $11mm and $(8)mm for the three months ended September 30, 2020 and June 30, 2020, respectively

Additional notes on slide 8 – Commercial Banking

2. Actual numbers for all periods, not over/(under)
3. Includes the impact of loans originated under the PPP. For further information, see page 19 of the Earnings Release Financial Supplement
4. Prior-period amounts have been revised to conform with the current presentation
5. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
6. Commercial and Industrial ("C&I") and Commercial Real Estate ("CRE") groupings for CB are generally based on client segments and do not align with regulatory definitions

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JPMORGAN CHASE & CO.

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2020 and March 31, 2020, which have been filed with the Securities and - web.com/financial-information/sec- (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 14